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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  July 14, 1997


                          Hollinger International Inc.
               (Exact name of registrant as specified in charter)


      Delaware                         0-24004                95-3518892
    (State or other                  (Commission             (IRS employer
jurisdiction of incorp.)             file number)         identification no.)


401 North Wabash Avenue,
Chicago, Illinois                                             60611
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code: (312) 321-2299


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Item 5.  Other Events.

        Hollinger International Inc. (the "Company") and its parent corporation, Hollinger Inc., announced that on July 14, 1997, the Company received a Notice of Motion and Verified Complaint filed on behalf of one individual who owns shares of Class A Common Stock and Series B Convertible Preferred Stock of the Company and who is seeking to be certified as representative of a class of plaintiffs. The complaint arises out of matters to be voted on at a special meeting of the stockholders of the Company scheduled for July 21, 1997 (the "July Meeting"). The complaint also names as defendants Hollinger Inc. and the directors of the Company and seeks injunctive and monetary relief based on (i) alleged violations of the provision of the Delaware General Corporation Law requiring a class vote of the Company's preferred stock in connection with a proposed increase of the total preferred stock, and (ii) alleged breaches by Hollinger Inc. and the Company's directors of their fiduciary duties in connection with the July Meeting and in connection with certain intercompany stock exchanges described in the proxy statement relating to the July Meeting. The Company is reviewing the complaint and will respond accordingly. The press release of the Company dated July 15, 1997 describing the complaint is attached hereto as Exhibit 99.01 and incorporated by reference herein in its entirety.

        The Company announced on July 16, 1997 that is has postponed for a brief period the July Meeting previously scheduled to occur on July 21, 1997, in order to consider certain modifications and clarifications to the proposals to be acted on at the special meeting, none of which would affect the fundamental nature of the transactions underlying the proposals. Hollinger International also announced that the parties to the recently filed litigation relating to the special meeting have agreed to adjourn indefinitely the previously scheduled hearing on the plaintiff's motion for a temporary restraining order. The press release of the Company dated July 16, 1997 announcing the postponement of the July Meeting and the adjournment of the hearing is attached hereto as
Exhibit 99.02 and incorporated by reference herein in its entirety.

        The Company announced on July 21, 1997 that it had settled the litigation referred to above. As a result of the settlement, the Company has made certain procedural and other modifications in the transactions to be acted upon at a special meeting of stockholders, none of which affects the fundamental nature of the transactions. The Company issued on July 21, 1997 a Second Supplemental Proxy Statement reflecting the modifications that have been agreed to as part of the settlement. The July Meeting has been rescheduled for July 31, 1997. The settlement is subject to final approval by the Delaware Chancery Court. The press release of the Company dated July 21, 1997 is attached hereto as Exhibit 99.03 and incorporated by reference herein in its entirety.


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Item 7.  Financial Statements and Exhibits.

    (a)  Financial statements of businesses acquired.

         Not applicable.

    (b)  Pro forma financial information.

         Not applicable.

    (c)  Exhibits.

         99.01   Press Release dated July 15, 1997.

         99.02   Press Release dated July 16, 1997.

         99.03   Press Release dated July 21, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HOLLINGER INTERNATIONAL INC.


                                      By: /s/ KENNETH L. SEROTA
                                          -----------------------
                                          Kenneth L. Serota

                                          Title: Vice President --
                                                  Law & Finance
                                                  and Secretary

Date: July 22, 1997


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Exhibit Index

Exhibit                                              Sequential
  No.                  Document                       Page No.
-------                --------                      -----------
 99.01      Press Release dated July 15, 1997.

 99.02      Press Release dated July 16, 1997.

 99.03      Press Release dated July 21, 1997.


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